READING INTERNATIONAL

2015 ANNUAL STOCKHOLDERS MEETING

November 10, 2015


JAMES J. COTTER, Sr.
(1938 - 2014)

SAFE HARBOR STATEMENT

Our comments today may contain forward-looking statements and management may make additional forward-looking statements in response to your questions. Such written and oral disclosures are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995.

Although we believe our expectations expressed in such forward looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company's filings with the Securities & Exchange Commission.



FINANCIAL RECONCILIATIONS

We use EBITDA in the evaluation of our Company's performance since we believe that EBITDA provides a useful measure of financial performance and value. We believe this principally for the following reasons:

We believe that EBITDA is an accepted industry-wide comparative measure of financial performance. It is, in our experience, a measure commonly adopted by analysts and financial commentators who report upon the cinema exhibition and real estate industries, it is also a measure used by financial institutions in underwriting the creditworthiness of companies in these industries. Accordingly, our management monitors this calculation as a method of judging our performance against our peers and market expectations and our creditworthiness. It is widely accepted that analysts, financial commentators and persons active in the cinema exhibition and real estate industries typically value enterprises engaged in these businesses at various multiples of EBITDA. Accordingly, we find EBITDA valuable as an indicator of the underlying value of our businesses. We expect that investors may use EBITDA in to judging our ability to generate cash, as a basis of comparison to other companies engaged in the cinema exhibition and real estate businesses and as a basis to value our company against such other companies.

EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America and should not be considered in isolation or construed as a substitute for net income or other operations data or cash flow data prepared in accordance with accounting principles generally accepted in the United States for purposes of analyzing our profitability. The exclusion of various components such as interest, taxes, depreciation and amortization necessarily limit the usefulness of these measures when assessing our financial performance, as not all funds depicted by EBITDA are available for managements discretionary use. For example, a substantial portion of such funds is subject to contractual restrictions and functional requirements to service debt, to fund necessary capital expenditures and to meet other commitments from time to time, as described in more detail in our Annual Report on Form 10-K.

EBIT and EBITDA also fail to take into account the cost of interest and taxes. Interest is clearly a real cost that for us is paid periodically as accrued. Taxes may or may not be a current cash item but are nevertheless real costs that, in most situations, must eventually be paid. A company that realizes taxable earnings in high tax jurisdictions may, ultimately, be less valuable than a company that realizes the same amount of taxable earnings in a low tax jurisdiction. EBITDA fails to take into account the cost of depreciation and amortization and the fact that assets will eventually wear out and have to be replaced.

EBITDA, as calculated by us, may not be comparable to similarly titled measures reported by other companies.




ANGELIKA
FILM CENTER & CAFE

BUSINESS REVIEW

Ellen Cotter, Interim President & CEO

This presentation is intended to set out a summary of the projects on which management is currently working and management's plan for moving our Company forward.

Many of the projects are in their early stages and will be subject to various governmental and board approvals. Accordingly, no assurances can be given that the plans discussed herein will be achieved.


READING
CINEMAS

COMPANY SNAPSHOT

two businesses in three countries
Cinemas - US, AU, NZ – 57 theaters (468 screens)*

Real Estate Development & Management - US, AU, NZ
- 5 Key Value Creation Projects
- 11 Operating Properties
- 3 Future Development Projects

NASDAQ:	RDI & RDIB
Market Cap:	$377 million (as of 11/06/2015)
Total Assets:	$ 364.4 million (as of 9/30/15)
Total Debt:	$ 144.9 million (as of 9/30/15)
Total Revenues:	$ 252.9 million**
Adjusted EBITDA:	$ 50.1 million**

**Includes unconsolidated joint ventures & managed theaters*
***TTM 09/30/2015*

2001 – 2015 YEARLY FINANCIAL TREND *in US$*


REVENUE & ADJ EBITDA (000'S)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$(50,000)
ASSETS & DEBT (000'S)
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$(100,000)

	2001 Proforma	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	9/30/15 TTM
Assets	$170,595	$182,772	$222,866	$230,227	$253,057	$289,231	$346,071	$371,870	$406,417	$430,349	$430,764	$428,588	$386,807	$401,586	$364,423
Debt	$42,382	$50,240	$71,145	$83,252	$109,320	$130,212	$175,648	$237,615	$226,155	$227,983	$208,776	$195,759	$167,622	$163,198	$144,880
Revenue	$70,291	$86,487	$93,739	$102,982	$103,547	$106,124	$119,235	$197,055	$216,740	$229,322	$244,979	$254,430	$258,221	$254,748	$252,916
Adj EBITDA	$(3,707)	$3,532	$6,909	$9,399	$6,022	$17,046	$18,919	$19,777	$31,436	$31,491	$37,272	$38,582	$39,217	$40,384	$50,068

STOCKHOLDER RETURNS*

- The Company has been included in the Russell 2000 index since June 2012
- Class A Stock price has increased 195% over the last 40 months
- Closing price on November 6, 2015: $16.21



READING INTERNATIONAL
RUSSELL 2000
NASDAQ CAPITAL MARKET COMPOSITE
S&P 500
250%
200%
150%
100%
50%
0%
-50%
2012
2013
2014
2015
195%
58%
57%
13%

*information for Class A stock only

SYNERGISTIC BUSINESS PLAN

We synergistically bring together real estate based entertainment & real estate.

- Our cinemas provide steady cash flow to support our real estate development activities.
- Our real estate allows us to develop an asset base that will stand the test of time and develop a leveragable, long term asset base.


we're in SYNC

CORE VALUES & GUIDING PRINCIPLES

ENTREPRENEURIAL approach to our business

EDUCATED analysis

EXECUTION – driven to successfully connect people to our assets

ENJOYMENT – we're passionate about our businesses & want our guests to enjoy them as much as we do

EXTENDED VIEW – we have a long-term strategy and are a long-term holder of assets

EMPATHETIC approach to our stakeholders

EACH OF OUR **INTERACTIONS** IS GUIDED BY *integrity*



it's SHOWTIME

HIGHLY EXPERIENCED MANAGEMENT TEAM

Experienced & nimble team who understands our existing portfolio, together with new management bringing experience and fresh perspective

	name/title	years in industry	years with company	experience
CORPORATE	ELLEN COTTER *Chairman of Board* *Interim CEO & President* *Chief Operating Officer (US Cinemas)*	21	17	Chairman of the Board Director Interim CEO & President Chief Operating Officer (US Cinemas) President of Reading Australia Former Attorney at White & Case
CORPORATE	DEV GHOSE *Chief Financial Officer*	25	6 months	Chief Financial Officer Executive Vice President and Chief Financial Officer at Skilled Healthcare Group Executive Vice President and Chief Financial Officer at Shurgard Storage Centers Inc. Managing Director International at Green Street Advisors Senior Vice President Finance and Treasurer at HCP Inc.
CORPORATE	WILLIAM ELLIS *General Counsel & Corporate Secretary*	30	1	General Counsel Former Partner at Sidley Austin LLP Former Partner at Morgan Lewis & Bockius LLP
CORPORATE	ANDRZEJ MATYCZYNSKI *Strategic Corporate Advisor*	35+	16	Chief Financial Officer Director of Corporate Finance & SEC Reporting at Beckman Coulter
CORPORATE	CRAIG TOMPKINS *Special Counsel/Compliance*	38	22	Legal Counsel/Chief Compliance Officer Various corporate positions including President, General Counsel and Director of Business Affairs Former Partner at Gibson Dunn & Crutcher
CINEMAS	ROBERT SMERLING *President of US Cinemas*	50+	21	President of US Cinemas President of Loews Theater Management, a Sony Company Vice Chairman of USA Cinemas, Boston, MA President of Cinema National Theaters
CINEMAS	WAYNE SMITH *Managing Director AU/NZ*	33	11	Managing Director of Reading Australia & New Zealand General Manager of Hoyts Cinemas (Real Estate/AU & NZ) Operations Manager of Hoyts Cinemas Cinema Manager of Hoyts Cinemas
PROPERTY	MARGARET COTTER *President of Liberty Theatres, LLC* *Consultant assisting with development work*	17	15	Vice Chairman of the Board Director Managing live theatre assets in NYC and Chicago including all tenants, improvements, and all aspects of development Former Assistant District Attorney – Brooklyn DA's office
PROPERTY	MICHAEL BUCKLEY/DOUG WILLIAMS *Managing Directors of Edifice Real Estate Partners/Owner's Representative for NYC Property Development*	50+	–	*Former employers and clients include:* The Moinian Group The Continuum Company Vornado Realty Trust JP Morgan Amalgamated Bank Stockbridge Realty Funds / CalPERS Highgate Hotels
PROPERTY	RANDY BOGGAN *Property (US based property Consultant)*	35	6 months	*Former employers and clients include:* Bank of America/Security Pacific National Bank Shamrock Holdings Transpacific Development Company Lehman Brothers Cohen Asset Management Metropolitan Pacific Capital Standard Management Company Situs LLC
PROPERTY	MATTHEW BOURKE *Director of Property AU/NZ*	21	2	Senior Executive with Watpac (AU property development/construction company) Manager at Private Property Fund & Development Company Corporate Retail Executive, Tabcorp Holdings (a leader in hospitality and leisure)


WARD 16 THEATRES

SNAPSHOT OF GLOBAL EXHIBITION SEGMENT

US CINEMAS

11th largest US exhibitor by box office
Theaters: 27
Screens: 252 (under operation)

Brands we Operate: Angelika Film Centers, Reading Cinemas, City Cinemas, Consolidated Theatres

Diverse programming:
11 specialty theaters
16 first-run commercial theaters

Locations: geographically diverse & located in major US cities
NYC, Washington, DC, Dallas, San Diego, Sacramento, Bakersfield, Santa Rosa, Islands of Oahu & Maui


ANGELIKA FILM CENTER

SNAPSHOT OF GLOBAL EXHIBITION SEGMENT


CINEMAS

AUSTRALIAN CINEMAS

4th largest exhibitor in Australia by screen count
Theaters: 19
Screens: 141

Brands we Operate: Reading Cinemas

Locations: 5 Australian states
Victoria, New South Wales, South Australia, Queensland, Western Australia

Own 5 fee properties where cinemas are located

NEW ZEALAND CINEMAS

3rd largest exhibitor in New Zealand by screen count
Theaters: 8
Screens: 46

Brands we Operate: Reading Cinemas

Locations: *North Island & South Island*

Own 5 fee properties where cinemas are located

GLOBAL CINEMA STRATEGY: INSPIRING EXPERIENCES MAXIMIZE GUEST RETURNS



CREATE *inspiring* CINEMA EXPERIENCES
HOSPITALITY-STYLED COMFORT & SERVICE
CRAFTED FOOD & BEVERAGE OPTIONS
CURATED FILM & EVENT PROGRAMMING
VALUE PRICING MODEL
UNIQUELY DESIGNED VENUES
ENGAGING & CONVENIENT VIRTUAL INTERACTION
CINEMATIC PRESENTATION
see & hear it on the big screen

HOSPITALITY-STYLED COMFORT & SERVICE

- Electric Recliner Seating: focus on film, not cramped knees
- Successful human interaction matters today
- Hospitality-based management & guest service
- Reserved Seating






TITAN XC
EXTREME CINEMA
GLOBAL COUNT
7
TITAN XC

CINEMATIC PRESENTATION
see & hear it on the big screen

- TITAN XC – Company-branded Premium Large Format Auditoriums
- IMAX
- Dolby Atmos – Immersive Sound

IMAX
— IS BELIEVING® —

COMPANY'S FIRST **IMAX** AT VALLEY PLAZA, BAKERSFIELD, CA FOR **STAR WARS**
(December 18, 2015)

DOLBY ATMOS®
FEEL EVERY DIMENSION™


POPCORN

UNIQUELY DESIGNED VENUES

- Design spaces that connect guests to our brands and inspire longer visits
- Our signature aesthetic is key to our site design


ANGELIKA FILM CENTER & CAFE



CURATED FILM & EVENT PROGRAMMING

- Angelika – Strength in quality film programming
- Alternative Content programming
- Create live events around film


WINNER
BEST ACTOR
The Artist


BIRDMAN
(THE UNEXPECTED VIRTUE OF IGNORANCE)

Angelika New York engagements – one of the highest grosses in the country



Danny Boyle at Angelika Dallas



Ryan Gosling Q&A at Angelika New York

CRAFTED FOOD & BEVERAGE OPTIONS

- Offering craft beer, wine & cocktails
- Freshly prepared small-bite options
- Concessions with a creative twist
- Dine-in options


artisan popcorn
angelika film center









VALUE PRICING MODEL

Attractive pricing and special offers generate attendance and goodwill



Recline for
$9 AFTER 9PM
Sunday-Thursday at Cinemas 123
VIP LUXURY SEATING
50% OFF food & drink
CITY
Reserved seating at CITYCINEMAS.COM
#9AFTER9



baby 55+ boomer thursdays
ADULTS 55+
PAY JUST $11.50
and receive FREE popcorn
ONLY FOR A LIMITED TIME!
VISIT US ONLINE @ AngelikaFilmCenter.com



wake up
at Angelika
Mosaic
ALL SHOWTIMES
BEFORE NOON
Monday - Thursday
$6.00
START YOUR DAY WITH THE STARS
VISIT US ONLINE @ AngelikaFilmCenter.com



SESSIONS FROM THU OCT 29 UNTIL WED NOV 4
COMFORT STYLE & VALUE
$10.00 TICKETS
3D EXTRA. BOOKING FEE APPLIES TO ONLINE PURCHASES.
THE LAST WITCH HUNTER (M)
THU FRI MON - WED: 1.30 4.00 6.30 9.00 SAT SUN: 11.15 1.45 6.30 9.00
PARANORMAL ACTIVITY: THE GHOST DIMENSION (R13)
3D DAILY: 2.30 4.45 7.00 9.15
BLACK MASS (R16) DAILY: 3.30PM
BRIDGE OF SPIES (M)
THU FRI SUN TUE WED: 12.45 3.15 6.00 SAT: 1.00 3.15 6.15 MON: 12.45 3.15
BURNT (M)
THU FRI SUN - WED: 1.00 3.45 9.00 SAT: 1.00 4.00 9.15
CRIMSON PEAK (R16)
THU - SUN TUE WED: 12.00 6.15* MON: 12.00 NOON
HOTEL TRANSYLVANIA 2 (PG)
SAT SUN: 11.00 1.15 4.15
2D THE MARTIAN (M)
THU FRI MON - WED: 12.30* 8.45* SAT SUN: 8.45PM*
2D THE WALK (PG)
THU SAT WED: 12.00 NOON
PREMIUM DINE-IN CINEMA $15
BRIDGE OF SPIES (M) DAILY: 8.30PM
BURNT (M) DAILY: 6.15PM
LEGEND (R18) DAILY: 6.00PM
THE WALK (PG) 3D DAILY: 2.45 8.45
*CLOSED CAPTIONS AVAILABLE CC
READINGCINEMAS.CO.NZ
33 THE OCTAGON PH 974 6700

ENGAGING & CONVENIENT VIRTUAL INTERACTION

website traffic

- Australia up **44%** YoY
- New Zealand up **33%** YoY
- United States up **27%** YoY

mobile usage

- Australia up **73%** YoY
- New Zealand up **74%** YoY
- United States up **31%** YoY

social media engagement

- Facebook 'Likes' up for all brands
- US Circuit on Instagram
- Increased Twitter followers


Reading Cinemas Waurn Ponds
October 19 at 7:48pm
Tickets for Star Wars: The Force Awakens are on sale now! In Cinemas December 17.
2D - http://readingcinemas.com.au/movie/5748
3D - http://readingcinemas.com.au/movie/5897
#STARWARS #THEFORCEAWAKENS
TICKETS ON SALE NOW!
20.10.15
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CLOSE TO ONE MILLION TICKETS PURCHASED ONLINE IN AU & NZ 2015

AngelikaFilmCenter.com

ConsolidatedTheatres.com


ANGELIKA FILM CENTER

ReadingCinemas.co.nz

ReadingCinemasUS.com

ReadingCinemas.com.au

REINVESTING IN EXISTING CINEMA PORTFOLIO

Over the next three years, we will maximize value of our existing cinema assets by pursuing an aggressive capital expenditure plan.

US Cinemas	Spend $40 – $43mm over next three years
Australian Cinemas	Spend $16 – $18mm* over next three years
New Zealand Cinemas	Spend $6 – $8mm* over next three years

*in US dollars



CONTINUE TO PURSUE SELECTIVE NEW OPPORTUNITIES

- We will continue to pursue new build opportunities in strategic markets
- New build opportunities must meet targeted returns
- Our global cinema strategy will enhance our new build opportunities
- Evaluate cinema acquisitions offering synergistic benefits that meet return thresholds



LYNNMALL
CINEMA

READING CINEMAS AT LYNN MALL
opens in suburb of Auckland, NZ in 4Q 2015



OLINO

OLINO BY CONSOLIDATED THEATRES
opens in Hawaii in 2016


SIGN

SNAPSHOT OF GLOBAL REAL ESTATE SEGMENT

US REAL ESTATE

Value Creation Projects:

Union Square – 17th Street & Park Avenue/Union Square Park, New York City

Cinemas 1, 2 & 3 – Upper East Side, New York City

Operating Properties:

Minetta Lane Theatre – West Village, New York City

- Live theatre use

Orpheum Theatre – East Village, New York City

- Live theatre use

Royal George Theatre – Chicago

- Mixed-use: live theatre, restaurant & office

Future Development Opportunities:

Shadow View – City of Coachella, CA

- 202 acres of agriculture land with specific residential entitlements

Reading Viaduct Properties – Philadelphia, PA

SNAPSHOT OF GLOBAL REAL ESTATE SEGMENT


COURTENAY

AUSTRALIAN REAL ESTATE

Value Creation Projects:

Reading Newmarket – Newmarket/suburb of Brisbane, Queensland

- Mixed use retail shopping center

Red Yard – Auburn/suburb of Sydney, New South Wales

- Mixed use: cinema & retail

Operating Properties:

Reading Belmont – Western Australia

- Mixed use: cinema & retail
- 60,000 SF with 7 retail tenants

Reading Waurn Ponds – Waurn Ponds/suburb of Melbourne

- Mixed use: cinema & retail
- 44,000 SF with 3 retail tenants

Reading Cinemas – Bundaberg & Maitland

NEW ZEALAND REAL ESTATE

Value Creation Project:

Courtenay Central – Wellington

- Mixed use: cinema, retail & office

Operating Properties:

Reading Cinemas – Napier, Dunedin, Invercargill, Rotorua

Future Development Opportunity:

Manukau

- 70 acres, adjacent to Auckland City International Airport

GLOBAL REAL ESTATE STRATEGY: MAXIMIZE EXISTING PORTFOLIO & SEARCH FOR NEW OPPORTUNITIES

UNLOCK EMBEDDED VALUE IN EXISTING PORTFOLIO

DESIGN SPACES & COMMUNITIES THAT INSPIRE & CONNECT

LONG TERM **VALUE** *for stockholders*

FOCUS ON PROPERTY MANAGEMENT

SEARCH FOR ACQUISITIONS THAT FIT WITHIN CORE REAL ESTATE ASSETS

VALUE CREATION: READING NEWMARKET

Newmarket, affluent suburb 2 miles from downtown Brisbane, Queensland, Australia

As of today:

Total SF: Approximately 205,000
Percentage Leased: 100%
Annual Net Income: $3.65m

Median Household Income (Newmarket Catchment): AU$81,380 per year, which is 57% above Australian average

Tenants include:
- Anchor: *Coles Supermarket*
- Anchor: *Newmarket Hotel*, operated by the ALH Group, a leader in hospitality and leisure
- 37 Specialty Retailers, including Grill'd, Nandos, Gloria Jean's Coffee, BWS

480 space parking garage




coles
coles



VALUE CREATION: READING NEWMARKET

- Adding 9,600 SF specialty retail
- Constructing state-of-the-art eight screen Reading Cinema
- Adding 134 additional parking spaces
- Upgrading of common areas to further improve & enrich the customers experience
- All necessary town planning approvals issued


READING
CINEMAS
INSIDE OUT

PROJECTED DEVELOPMENT BUDGET RANGE:
US$22-25m


READING
CINEMAS

VALUE CREATION: RED YARD

Auburn, suburb 12 miles west of downtown Sydney, New South Wales, Australia

As of today:

Total SF: Approximately 500,000
Percentage Leased: 100%
Annual Net Income: $1.54m

Median Household Income (Auburn City Council Catchment): AU$50,336 per year, which is 3% below Australian average

Tenants include:

- Anchor: *Reading Cinemas*
- Anchor: *Fitness First*
- 11 Retailers, including Intersport, New Balance, Kathmandu, Rebel Sport

822 space parking garage and on grade





VALUE CREATION: RED YARD

- Permits approved for an additional 22,000 SF of income-generating retail space.
  - Adding 9,000 SF of additional restaurant & specialty retail around Telstra Building
  - Adding two new restaurants (Red Rooster & Oporto, owned by QSR Restaurants) in existing parking lot
  - Adding approximately 12,000 SF to anchor tenant space
- Existing tenant mix upgraded, including addition of Service NSW, a customer-oriented government transaction service outlet, expecting high volume
- Common areas to be upgraded
- Evaluating the addition of two major retailers on the 3.2 acres of vacant land adjacent to the Cinema




WESTERN PRECINCT
PARRAMATTA ROAD
QUICK SERVICE RESTAURANTS
EASTERN PRECINCT
PARRAMATTA ROAD
CARPARK
TELSTRA
RED ROOSTER
OPORTO
FUEL SERVICE STATION
ADDITIONAL SHOPS
RETAIL A
RETAIL B
BOX RETAIL
PERCY STREET
CARPARK
URBAN FORECOURT
CINEMA
ANCHOR SPACE
RETAIL CORE
CENTRAL PRECINCT

PROJECTED DEVELOPMENT BUDGET RANGE: US$14-16m

VALUE CREATION: COURTENAY CENTRAL

Wellington, capital of New Zealand

As of today:

Total SF: Approximately 150,000 in Shopping Center
Percentage Leased: Substantially leased. Property undergoing transitional re-leasing.
Annual Net Income: $1.3m

Population (Wellington Catchment): 203,800 persons

Median Household Income (Wellington Catchment): NZ$68,000 per year, which is 25% above New Zealand average

Tenants include:

- Anchor: *Reading Cinemas* (including TITAN XC and two Gold Lounge auditoriums and lounge)
- 23 specialty retailers, including Vodafone
- Food Court, including *McDonalds, Starbucks Coffee*

996 space parking garage/9 levels – PAID PARKING




WAKEFIELD STREET SUPERMARKET
COURTENAY RETAIL CENTRE AND READING CINEMAS
TORY STREET CARPARK

VALUE CREATION: COURTENAY CENTRAL

- Adding 35,000 SF Countdown Supermarket on 200 Wakefield Street property
- Adding 4,500 SF Specialty Retail along 200 Wakefield Street
- Engaged Rockwell Group to assist in redesign of common areas, including Food Court
- Redesign will include integration of Countdown with existing center
- Existing tenancies upgraded, including ANZ Bank (currently under construction)
- Upgrading seismic strength of Tory Street Parking Garage

PROJECTED DEVELOPMENT BUDGET RANGE:
US$22-25m


COURTENAY CENTRAL


LARGEST THEATER IN TOWN


UPSCALE FOODHALL
& CONVENIENCES


countdown
EVERDAY NEEDS

VALUE CREATION: UNION SQUARE PROPERTY

Park Avenue & 17th St. across from Union Square Park, NYC


YORK FILM ACADEMY
TREVI DELI
WINES & LIQUORS


Greenmarket Farmers Market
Union Square E
Off Broadway Investments
Union Square Theatre
New York Film Academy
E 17th St

In March 2015, Landmark Preservation Commission approved a glass dome above the exterior landmarked building adding an additional 23,000 square feet to the existing building.

Variance filed with Board of Standard and Appeals (BSA). Community Board #5 granted full approval on 10/2015. After public hearing January 2016, approval anticipated for the zoning variance from BSA in March 2016.

<u>Gross leasable area (including additional square footage)</u>: approximately 65,000 SF

<u>Tenancies being pursued:</u> single building user or 1-2 office users and 1-3 retail users

Development Team on Board:

- Edifice Real Estate Partners – Development Manager/ Owner's Representative
- Newmark Knight Grubb Frank – Leasing Agent
- BKSK Architects – Base Building Architect
- Gensler – Assisting Office Architect
- Kramer Levin – Legal

By January 2016, existing tenancies will be vacated and building ready for pre-development activities, such as abatement and demolition.

Anticipated Completion of Building – Q1- 2018

VALUE CREATION:
UNION SQUARE PROPERTY





PROJECTED
DEVELOPMENT
BUDGET:
$66-68m





VALUE CREATION: CINEMAS 1, 2 & 3

3rd Avenue & 60th St. across from Bloomingdales, NYC

- This development in the heart of midtown Manhattan is in the early stages of development
- Company's minority partner approved re-development of the property
- Adjacent property owners (corner of 60th & 3rd) and Company are conducting a joint feasibility study of the combined properties
- Evaluating opportunities for mixed use development: retail, residential and/or hotel uses



1001 Third Avenue (RDI)
Canaletto
Greene Street Antiques
Tsunami Day Spa



FUTURE DEVELOPMENT OPPORTUNITIES: SHADOW VIEW

City of Coachella, Riverside County, CA

- Approximately 200 acres of undeveloped property
- Current use: agriculture
- Located immediately south of Interstate 10 and east of Highway 86 in Coachella Valley
- Part of an approved master planned community in the northwest section of Coachella
- Approved entitlements – Specific Plan and approved Tentative Tract Maps
- Zoning – When Specific Plan Amendment is finalized, property will be zoned approximately 150 acres for single family residential (550 homes) and approximately 50 acres for high density mixed use, including commercial and residential
- Current investment of $6.0 million. Land purchased in 2012.
- Company sharing planning/entitlement costs with adjacent landowner, who is part of Shadow View master plan

<u>Area Population (5 miles)</u>: 118,688
<u>Average Household Income</u>: $67,488


10
CABAZON ROAD
DILLON ROAD
AVENUE 49
111
86


111
10
86
Sears
VONS
Costco
TARGET
CVS

FUTURE DEVELOPMENT OPPORTUNITIES: MANUKAU

Auckland, New Zealand

- Approximately 70 acres of undeveloped land
- Located immediately adjacent to Auckland International Airport
- Current investment of $12.7 million. Land purchased in 2007/2010.
- Company working collaboratively with adjacent landowners, who are the most experienced industrial developers in Auckland, to seek to be included in the Rural Urban Boundary thereby giving such landowners the ability to seek industrial zoning vs. agriculture
- City of Auckland experiencing growth. Lack of good industrial property.


Piggott
Piggott
Tunicin
Kirkpatrick
Tunicin
Cooney
Tunicin
Landplan
McAlister



FINANCIAL REVIEW

presented by Dev Ghose, Chief Financial Officer


ANGELIKA FILM CENTER & CAFE

SUMMARY FINANCIAL DATA

STATEMENT OF OPERATIONS	YEAR ENDED DECEMBER 31	
($ in thousands)	*2014*	*2013*
Revenues	$254,748	$258,221
Operating expenses	232,575	237,286
Operating income	22,173	20,935
Net Income from continuing operations	14,844	12,718
Net Income applicable to common stockholders	25,701	9,041
Earnings Per Share - from continuing ops - basic	1.10	0.39
Earnings Per Share - fully diluted	1.08	0.38
EBITDA	40,384	39,217
EBITDA change	$1,167	

Source: Form 10K for year ended December 31, 2014
Note: For reconciliation to closest GAAP equivalent please refer to reconciliation slide

RECONCILIATION OF EBITDA TO NET INCOME

($ in thousands)	TWELVE MONTHS ENDED DECEMBER 31, 2014	2013
EBITDA	$ 40,384	$ 39,217
Interest expense, net	(9,000)	(10,037)
Income tax benefit (expense)	9,785	(4,942)
Depreciation & amortization	(15,468)	(15,197)
Net Income	$ 25,701	$ 9,041

Source: Form 10K for year ended December 31, 2014

SUMMARY BALANCE SHEET

($ in thousands)	12/31/2014	12/31/2013
Cash and Cash Equivalents	$ 50,248	$ 37,696
Receivables	11,348	9,087
Other Current Assets	22,335	8,334
Total Current Assets	83,931	55,117
Operating property, net	186,889	191,660
Land held for sale	42,588	11,052
Investment and Development Property, net	26,124	74,230
Investment in Unconsolidated Joint Ventures and Entities	6,169	6,735
Other Assets	55,885	48,013
Total Assets	$ 401,586	$ 386,807
Total Current Liabilities	$ 92,750	$ 126,911
Long Term Notes Payable	98,019	65,009
Subordinated Debt	27,913	27,913
Other Long Term Liabilities	50,606	45,227
Total Stockholders Equity	132,298	121,747
Total Liabilities & Stockholders Equity	$ 401,586	$ 386,807

Source: Form 10K for year ended December 31, 2014
Note: For reconciliation to closest GAAP equivalent please refer to reconciliation slide

SUMMARY FINANCIAL DATA

STATEMENT OF OPERATIONS	QUARTER TO DATE SEPTEMBER 30,		YEAR TO DATE SEPTEMBER 30,	
($ in thousands)	2015	2014	2015	2014
Revenues	$ 57,788	$ 65,031	$ 191,174	$ 193,006
Operating expenses	54,668	58,858	172,334	175,752
Operating income	3,120	6,173	18,840	17,254
Net income applicable to common stockholders	381	3,939	19,496	8,481
Earnings Per Share from continuing ops - basic	0.02	0.17	0.84	0.36
Earnings Per Share - fully diluted	0.02	0.17	0.83	0.36
EBITDA	6,293	10,483	40,940	31,255
EBITDA change	$ (4,190)		$ 9,685	

Source: Form 10Q for the quarterly period ended September 30, 2015
Note: For reconciliation to closest GAAP equivalent please refer to reconciliation slide

RECONCILIATION OF EBITDA TO NET INCOME

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,	
($ in thousands)	*2015*	*2014*	*2015*	*2014*
EBITDA	$ 6,293	$ 10,483	$ 40,940	$ 31,255
Interest expense, net	(1,894)	(1,411)	(6,070)	(6,537)
Income tax benefit (expense)	(517)	(1,312)	(4,605)	(4,747)
Depreciation & amortization	(3,501)	(3,821)	(10,769)	(11,490)
Net income	$ 381	$ 3,939	$ 19,496	$ 8,481

Source: Form 10Q for the quarterly period ended September 30, 2015

SUMMARY BALANCE SHEET

($ in thousands)	9/30/2015	12/31/2014
Cash and Cash Equivalents and Time Deposits	$ 62,081	$ 50,248
Receivables	8,017	11,348
Other Current Assets	7,462	22,335
Total Current Assets	77,560	83,931
Operating property, net	170,259	186,889
Land held for sale	36,580	42,588
Investment and Development Property, net	21,793	26,124
Investment in Unconsolidated Joint Ventures and Entities	5,241	6,169
Other Assets	52,990	55,885
Total Assets	$ 364,423	$ 401,586
Total Current Liabilities	$ 67,757	$ 92,750
Long Term Notes Payable	101,401	98,019
Subordinate Debt	27,913	27,913
Other Long Term Liabilities	46,174	50,606
Total Stockholders Equity	121,178	132,298
Total Liabilities & Stockholders Equity	$ 364,423	$ 401,586

Source: Form 10Q for the quarterly period ended September 30, 2015

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